EXHIBIT 4.2

CERTIFICATION

PURSUANT TO 18 U.S.C. §1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Creator Capital Limited (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 20-F for the year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Form 20-F") that, to the best of their knowledge:

In connection with the Annual Report of Creator Capital Limited (the “Company”) on Form 20-F for the period ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”):

I, Deborah Fortescue-Merrin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Creator Capital Limited and will be retained by Creator Capital Limited, and furnished to the Securities and Exchange Commission or its staff upon request.

Date: August 14, 2009	/s/ Deborah Fortescue-Merrin Deborah Fortescue-Merrin Chairman and Director Acting in the Capacity of Chief Financial Officer

This certification is furnished pursuant to Rule 13a-14(b) (17 CFR 240.13a -14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit to the Report.